BLACKROCK FUNDS

SUPPLEMENT DATED JUNE 30, 2009 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2009

Effective July 1, 2009, the following changes are made to the Statement of Additional Information with respect to Small/Mid-Cap Growth Portfolio (the “Fund”):

The section entitled “Portfolio Managers and Portfolio Transactions” beginning on page 135 is revised to delete the third paragraph on page 137 under the subsection entitled “Portfolio Managers — Other Funds and Accounts Managed” and replace it with the following:

     The following table sets forth information about funds and accounts other than the Small/Mid-Cap Growth Portfolio for which that Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of September 30, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew Thut	2	1	4	0	0	0
	$1.45 Billion	$13.5 Million	$212 Million	$0	$0	$0

Andrew Leger	3	1	0	0	0	0
	$1.71 Billion	$13.5 Million	$0	$0	$0	$0

Eileen M. Leary*	2	2	6	0	0	0
	$902.7 Million	$24.2 Million	$242.9 Million	$0	$0	$0

*	Ms. Leary’s assets managed are presented as of June 26, 2009, due to the assignment of additional registered investment companies following the September 30, 2008 fiscal year end.

The paragraph entitled “Portfolio Manager Beneficial Holdings” on page 142 is modified to add the following to the table appearing therein:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities Beneficially Owned as of June 26, 2009
Eileen M. Leary	Small/Mid-Cap Growth	None

Code # SAI-MCSC-0709-SUP